Nationwide Life Insurance Company • Nationwide Variable Account

Prospectus supplement dated September 16, 2011

to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as investment options under your contract.  Effective September 30, 2011, these underlying mutual funds changed their names as indicated below:

Old Name	New Name
Federated High Yield Trust	Federated High Yield Trust: Service Shares
Federated Income Securities Trust – Federated Intermediate Corporate Bond Fund: Institutional Shares	Federated Income Securities Trust – Federated Intermediate Corporate Bond Fund: Service Shares